UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 5, 2010
SIGNATURE GROUP HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

175 North Riverview Drive Anaheim, California	92808

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code): (714) 283-6500
Fremont General Corporation

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement
The disclosure contained under Item 5.02(b) is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation of Certain Officers
(b)
Pursuant to notices previously disclosed in a Current Report on Form 8-K filed June 10, 2010, Richard Sanchez resigned as the Company’s Interim President and Chief Executive Officer, Thea K. Stuedli resigned as the Company’s Executive Vice President and Chief Financial Officer, and Donald E. Royer resigned as the Company’s Executive Vice President and General Counsel, with each resignation becoming effective as of July 5, 2010.
Effective as of July 5, 2010, the Company’s Board accepted the resignations of Mr. Sanchez, Ms. Stuedli and Mr. Royer (together, the “Executives”) from their respective offices. The employment agreements dated November 9, 2007 between the Company and each of Messrs. Sanchez and Royer and Ms. Stuedli were terminated effective as of July 5, 2010.
(c)
Effective as of July 5, 2010, the Company’s Board acted by written consent to appoint Craig Noell as the Company’s President and each of Kyle Ross and Kenneth Grossman as Executive Vice Presidents of the Company. In addition, at a meeting held on July 8, 2010, the Company’s Board acted to appoint Craig Noell as the Company’s President and Chief Executive Officer. Summary biographies for Messrs. Noell, Grossman and Ross are set forth below.
Mr. Noell, age 47, has served as a Director of the Company since June 11, 2010, as President since July 5, 2010 and as Chief Executive Officer since July 8, 2010. In addition, Mr. Noell has served since June  2010 as a Managing Director of Signature Capital Advisers, LLC (“SCA”), the investment adviser to the Company. Since February 2004 Noell has served as Managing Director and Chief Executive Officer of Signature Group Holdings, LLC. Mr. Noell also has served since February 2004 as Managing Director and Chief Executive Officer of Signature Capital Partners, LLC and since May 2006 as Managing Director and Chief Executive Officer of Signature Capital Partners, Inc. The principal business of each of SCA, Signature Group Holdings, LLC, Signature Capital Partners, LLC, and Signature Capital Partners, Inc. is to serve as an investor and/or investment manager employing credit driven strategies, including distressed debt and ‘special situation’ loan originations. Mr. Noell is a graduate of the Wharton School of Business at the University of Pennsylvania.
Mr. Grossman, age 54, has served as a Director of the Company since June 11, 2010 and as Executive Vice President since July 5, 2010. In addition, Mr. Grossman has served since June  2010 as a Managing Director of SCA, the investment adviser to the Company. Mr. Grossman also served as Managing Director of Ramius, LLC from September 2008 through June 2009, as a Managing Director of Del Mar Asset Management, L.P. from October 2007 through March 2008, and as a Portfolio Manager at Alpine Associates, LP From August 2000 through March 2007. Mr. Grossman was responsible for evaluating new investments and managing existing investments at each of Ramius, LLC, Del Mar Asset Management, L.P. and Alpine Associates, LP. The principal business of Ramius, LLC, Del Mar Asset Management, L.P. and Alpine Associates, LP was investment management. Mr. Grossman earned a Bachelor of Arts degree from Trinity College and a Juris Doctor degree from George Washington University Law School.
Mr. Ross, age 33, has served as Treasurer and Secretary of SCA since June 11, 2010 and as Executive Vice President of the Company since July 5, 2010. Mr. Ross has also served as Managing Director and Chief Operating Officer of Signature Group Holdings, LLC since February 2004. In addition, Mr. Ross has served as a Managing Director of Signature Capital Partners, Inc. since May 2006, and as a Managing

Director of Signature Capital Partners, LLC since February 2004. Mr. Ross’ responsibilities include or included, as applicable, evaluating new investments and managing existing investments at each of SCA, Signature Capital Partners, Inc. and Signature Capital Partners, LLC. The principal business of each of SCA, Signature Capital Partners, Inc. and Signature Capital Partners, LLC is to manage investments serve as an investor and/or investment manager employing credit driven strategies, including distressed debt and ‘special situation’ loan originations. Mr. Ross earned a Bachelor of Science degree in Business Administration and a Bachelor of Arts degree in Economics from the Hass School of Business at the University of California, Berkeley.
(d)
As previously disclosed in a Current Report on Form 8-K filed June 17, 2010, the following individuals were appointed as the members of the Company’s reconstituted Board of Directors effective June 11, 2010:

Board of Directors
Michael Blitzer	Craig Noell
Kenneth Grossman	Robert Peiser
John Koral	Richard A. Rubin
Norman Matthews	Robert Schwab
John Nickoll
At a meeting held on July 8, 2010, the members of the Company’s board of directors appointed John Nickoll to serve as Chairman of the Board and Robert Peiser to serve as Vice-Chairman, each to serve in such capacity until his successor is duly elected and qualified. At the same meeting on July 8, 2010, the membership of the Company’s Audit Committee, Compensation Committee, Governance and Nominating Committee and Legal & Risk Committee were reconstituted, and a new standing committee of the Board, the Executive Committee, was formed, with the membership set forth below:

Audit Committee	Compensation Committee	Governance and Nominating Committee
Robert Peiser, Committee Chairman	John Koral, Committee Chairman	Norman Matthews, Committee Chairman
Michael Blitzer	Norman Matthews	Robert Schwab
John Koral	John Nickoll	John Nickoll

Executive Committee	Legal & Risk Committee
Robert Peiser, Committee Chairman	John Nickoll, Committee Chairman
Kenneth Grossman	Kenneth Grossman
John Nickoll	Richard A. Rubin
Craig Noell	Robert Peiser
Robert Schwab
None of the newly appointed directors has, or has had since the Company’s last fiscal year, a relationship with the Company that would require disclosure under Item 404(a) of Regulation S-K, except as follows: Craig Noell and Kyle Ross served as principals of Signature Group Holdings, LLC and Kenneth Grossman served as principal of New World Acquisiton, LLC, each of which were active in the Chapter 11 case for Fremont General Corporation and ultimately joined together as successful plan proponents in the resolution of the case. Signature Group Holdings, LLC and New World Acquisition, LLC have requested reimbursements for legal fees in the amounts of $1.848 million and $1.625 million, respectively, and for other expenses incurred in connection with the case that approximate $153,000 and $124,000, respectively.
(e)
The Compensation Committee of the Board is currently considering the board compensation policies of the Company, and no consideration has yet been awarded to the Company’s current directors, all of whom commenced service on June 11, 2010.
Messrs. Noell, Ross and Grossman do not receive any direct compensation from the Company. Services provided by individuals who are employees of Signature Capital Advisers, LLC, the Company’s external investment adviser, including Messrs. Noell, Ross and Grossman, are provided pursuant to the terms of an interim investment management agreement. A copy of the interim investment management agreement was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed June 17, 2010. Pursuant to Signature Group Holdings, LLC’s Chapter 11 Fourth Amended Plan of Reorganization of Fremont General Corporation, Joined by James McIntyre as Co-Plan Proponent, Dated June 8, 2010 that was confirmed by the bankruptcy court, the annual salaries of each of Messrs. Noell, Ross, and Grossman shall be limited to $150,000 per year for services provided to the Company under the interim management agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC. (Registrant)
Date: July 15, 2010	By:	/s/ Craig Noell
		Name:	Craig Noell
		Title:	President and Chief Executive Officer